UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 3, 2009

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into Material Definitive Agreement.

On March 3, 2009, WellCare Health Plans, Inc. (“WellCare”) received the following:

(1)
Executed amendment 8 to Contract No. FA615 (“Contract No. FA615”) dated September 1, 2006, between the State of Florida, Agency for Health Care Administration (“AHCA”) and WellCare of Florida, Inc. d/b/a Staywell Health Plan of Florida (“Staywell”), a wholly-owned subsidiary of WellCare; and

(2)	Executed amendment 6 to Contract No. FA619 (“Contract No. FA619”) dated September 1, 2006, between AHCA and HealthEase of Florida, Inc. (“HealthEase”), another wholly-owned subsidiary of WellCare.

Staywell and HealthEase provide managed care plans for eligible Medicaid beneficiaries pursuant to the terms of Contract No. FA615 and Contract No. FA619, respectively.  Among other things, the amendments revise the rates payable to Staywell and HealthEase under Contract No. FA615 and Contract No. FA619, respectively, by creating a new area for rate purposes, Area 6B.  Area 6B consists of Hillsborough County, which was included in Area 6 prior to the amendments.  The revision reflects a recent legislative decision that eligible children in Hillsborough County should be among those receiving behavioral health care services through a specialty prepaid plan operated by community-based agencies.  We anticipate this rate change will result in an overall decrease of 0.02% in the rates payable to Staywell and HealthEase under Contract No. FA615 and Contract No. FA619.  Actual premium rates will vary based on the member’s geographic location, demographics and eligibility for certain special status programs.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the above-described amendments.  The above description is qualified in its entirety by reference to the amendments, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2.

In the interest of providing interested parties with access to its federal, state and county contracts, WellCare has elected to file such contracts with the U.S. Securities and Exchange Commission.  WellCare does not believe that its business is substantially dependent on many of these contracts when each is taken individually.

Item 9.01                      Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired.

None.

(b)   Pro Forma Financial Information.

None.

(c)   Shell Company Transaction.

None.

(d)   Exhibits.

The following exhibits are filed as part of this report:

10.1
Amendment number 8 to Contract No. FA615, dated September 1, 2006, between the State of Florida, Agency for Health Care Administration and WellCare of Florida, Inc. d/b/a Staywell Health Plan of Florida (Medicaid Non-Reform Contract 2006-2009).

10.2
Amendment number 6 to Contract No. FA619, dated September 1, 2006, between the State of Florida, Agency for Health Care Administration and HealthEase of Florida, Inc. (Medicaid Non-Reform Contract 2006-2009).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2009	WELLCARE HEALTH PLANS, INC.
/s/ Heath Schiesser
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
10.1
Amendment number 8 to Contract No. FA615, dated September 1, 2006, between the State of Florida, Agency for Health Care Administration and WellCare of Florida, Inc. d/b/a Staywell Health Plan of Florida (Medicaid Non-Reform Contract 2006-2009).

10.2
Amendment number 6 to Contract No. FA619, dated September 1, 2006, between the State of Florida, Agency for Health Care Administration and HealthEase of Florida, Inc. (Medicaid Non-Reform Contract 2006-2009).